UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     November 17, 2003

O’Sullivan Industries Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28493	43-1659062
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 Gulf Street, Lamar, Missouri		64759-1899
(Address of principal executive offices)		(ZIP Code)

Registrant's telephone number, including area code (417) 682-3322

Item 7(c).              Exhibits

Exhibit 99	Form 10-Q of O'Sullivan Industries Holdings, Inc. dated November 13, 2003, in Adobe Acrobat (pdf) format.

Item 9.                 Regulation FD Disclosure

        On November 13, 2003, O’Sullivan filed its Form 10-Q for the quarter ended September 30, 2003. A copy of the correct Form 10-Q in Adobe Acrobat (pdf) format is furnished as Exhibit 99 to this report and is incorporated herein by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O'SULLIVAN INDUSTRIES HOLDINGS, INC.

Date: November 17, 2003	/s/ Richard D. Davidson
Richard D. Davidson President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99	Form 10-Q of O'Sullivan Industries Holdings, Inc. dated November 13, 2003, in Adobe Acrobat (pdf) format.